SCHEDULE 14A INFORMATION

	Proxy Statement Pursuant to Section 14(a) of the Securities
	Exchange Act of 1934

Filed by the Registrant [XXX]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]	Preliminary Proxy Statement
[ XXX]	Definitive Proxy Statement
[   ]	Definitive Additional Materials
[   ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


	CONSULTING GROUP CAPITAL MARKETS FUNDS
	(Name of Registrant as Specified In Its Charter)


	 DAVID A. BARNETT
	(Name of Person(s) Filing Proxy Statement)


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pursuant to Exchange Act Rule 0-11:



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[   ]	Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the
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4)	Date Filed:




                           LETTER FROM THE CHAIRMAN

                      A SPECIAL NOTICE TO SHAREHOLDERS OF
                    CONSULTING GROUP CAPITAL MARKETS FUNDS

                               OCTOBER 27, 1997

DEAR SHAREHOLDER:

  As an investor in the Consulting Group Capital Markets Funds (the "Trust"), you are cordially invited to attend a special shareholder meeting on December 18, 1997 at 2:00 P.M., to be held at 388 Greenwich Street, New York, New York, 22nd Floor. The Securities and Exchange Commission ("SEC") no longer requires open-end mutual funds to hold annual shareholder meetings. However, special meetings are periodically necessary to elect Trustees, appoint auditors and to update certain policies and restrictions described in the prospectus to reflect the changing investment environment. These considerations prompt a special meeting for the Trust.

  Enclosed for your review is a proxy statement which describes the proposals that will be submitted to shareholders for approval at the meeting.

1.  ELECT TRUSTEES OF THE TRUST

  Proposal One asks that you elect Trustees of the Trust to serve until their respective successors are elected and qualified. The pages following Proposal One provide a brief description of each nominee's background and current status with the Trust.

  The Board of Trustees recommends that you vote "FOR" election of the nominees to the Board.

2.  RATIFY THE TRUSTEES' SELECTION OF ACCOUNTANTS

  Proposal Two asks that you ratify the selection of independent accountants of the Trust. KPMG Peat Marwick LLP has been selected by the Board of Trustees subject to shareholder approval.

  The Board of Trustees recommends that you vote "FOR" ratification of the selection of KPMG Peat Marwick LLP as independent accountants for the Trust.

3.  TO APPROVE AN AMENDMENT TO THE MANAGEMENT AGREEMENT

  Proposal Three requests that shareholders of Small Capitalization Value Equity Investments and International Equity Investments approve an amendment to the management agreement between the Trust, on behalf of Small Capitalization Value Equity Investments and International Equity Investments, and Smith Barney Mutual Funds Management Inc., the Investment Manager. The Investment Manager recently undertook a survey of existing small capitalization value and international equity advisors to ascertain their capacity to manage portfolio assets and current fees. The results of the Investment Manager's survey demonstrated with respect to each of these Portfolios that the level of fees paid to the Advisor by the Investment Manager was no longer competitive with what other advisors for other similar funds were receiving. The Investment Manager recommended to the Board of Trustees that the management fee paid by these Portfolios be increased so that the Investment Manager would be in a position to increase fees it pays to the Portfolio's current Advisor(s) and/or to use the flexibility provided by an increased fee to attract additional quality advisors. The Trustees unanimously approved, and voted to recommend that shareholders of these Portfolios approve an amendment to the Trust's management agreement on behalf of these Portfolios. If approved by shareholders, the increase in management fee will be applied fully to increase the compensation of each Portfolio's current and prospective Advisors and therefore will not result in increased compensation or profitability to the Investment Manager.

  The Board of Trustees recommends that you vote "FOR" the proposed amendment to the management agreement between the Trust, on behalf of Small
Capitalization Value Equity Investments and International Equity Investments and the Trust's Investment Manager, Smith Barney Mutual Funds Management Inc.

4.  APPROVE PROPOSED CHANGES TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES

  Proposal Four requests that you approve certain changes to the fundamental policies (i.e., those that require shareholder approval of amendments) of the Trust in order to modernize them in view of certain regulatory, business or industry developments that have occurred since their adoption. The three principal objectives of this proposal are:

    a) To simplify policies to make them consistent among investment companies distributed by Smith Barney Inc.;

    b) To eliminate or make non-fundamental certain policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act"), the primary statute that governs mutual funds. The Trustees would then have the flexibility to make changes in non-fundamental policies without the expense of obtaining shareholder approval, but they would notify shareholders of any such future changes; and

    c) To reclassify as "non-fundamental" or eliminate certain policies that had previously been adopted to meet requirements under state securities laws which laws are no longer applicable.

  As described more fully in the proxy statement, many of the changes are currently not expected to result in changes in the investment techniques or operations of the Trust. In most instances, the changes permit the Board of Trustees to determine whether the implementation of a new technique or policy is appropriate.

  The Board of Trustees recommends that you vote "FOR" reclassification, modification and/or elimination of the Trust's fundamental policies as described in the proxy statement.

YOUR VOTE IS IMPORTANT!

  We ask that you review the attached proxy statement. If you do not plan to attend the meeting, we ask that you complete, sign, date and return the proxy as soon as possible in the enclosed postage-paid envelope. Thank you in advance for your attention and vote with regard to these important proposals.

Sincerely,

/s/Heath B. McLendon

Heath B. McLendon
Chairman of the Board
Consulting Group Capital Markets Funds

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                     CONSULTING GROUP CAPITAL MARKET FUNDS

                222 DELAWARE AVENUE, WILMINGTON, DELAWARE 19801

                            ----------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    CONSULTING GROUP CAPITAL MARKETS FUNDS
                        TO BE HELD ON DECEMBER 18, 1997

                            ----------------------

TO THE SHAREHOLDERS:

  Notice is hereby given that a Special Meeting of shareholders of the Consulting Group Capital Markets Funds (the "Trust") will be held on December 18, 1997 at 2:00 p.m. at 388 Greenwich Street, New York, New York, 22nd Floor, for the following purposes:

    (1) To elect Trustees of the Trust;

    (2) To ratify the selection of KPMG Peat Marwick LLP as the independent accountants of the Trust;

    (3) To approve or disapprove an amendment to the management agreement between the Trust, with respect to Small Capitalization Value Equity Investments and International Equity Investments and the Portfolios' investment manager, Smith Barney Mutual Funds Management Inc.;

    (4) To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies; and

    (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

  Shareholders of record at the close of business on October 20, 1997 will be entitled to vote at the meeting.

  Please mark, date and sign the enclosed proxy and return it in the prepaid envelope enclosed for your convenience to insure that your shares are represented. THE PROMPT RETURN OF YOUR PROXY WILL SAVE THE EXPENSE OF FURTHER MAILINGS. If you attend the meeting you can revoke your proxy and vote your shares in person if you wish.

                                          By Order of the Trustees,

                                              Christina T. Sydor
                                                  Secretary

New York, New York
October 27, 1997

                            ----------------------

 IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE URGED TO
    MARK, DATE, SIGN AND RETURN THE PROXY IN THE ENCLOSED PREPAID ENVELOPE.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolios involved in validating your vote if you fail to sign your proxy card(s) properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card(s).

    3. All Other Accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

  REGISTRATION                                          VALID SIGNATURE
  ------------                                          ---------------
CORPORATE ACCOUNTS
 (1) ABC Corp.......................................... ABC Corp.
 (2) ABC Corp.......................................... John Doe, Treasurer
 (3) ABC Corp.
      c/o John Doe, Treasurer.......................... John Doe
 (4) ABC Corp. Profit Sharing Plan..................... John Doe, Trustee
TRUST ACCOUNTS
 (1) ABC Trust......................................... Jane B. Doe, Trustee
 (2) Jane B. Doe, Trustee
      u/t/d 12/28/78................................... Jane B. Doe
CUSTODIAL OR ESTATE ACCOUNTS
 (1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA.................... John B. Smith
 (2) Estate of John B. Smith........................... John B. Smith, Executor

                    CONSULTING GROUP CAPITAL MARKETS FUNDS
                222 DELAWARE AVENUE, WILMINGTON, DELAWARE 19801

                                PROXY STATEMENT

                            ----------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD
                               DECEMBER 18, 1997

                            ----------------------

  Proxies in the form enclosed with this Proxy Statement are solicited by the Trustees of Consulting Group Capital Markets Funds (the "Trust") for use at a Special Meeting of Shareholders of each portfolio that comprises the Trust (each a "Portfolio" and collectively the "Portfolios") to be held at 388 Greenwich Street, 22nd Floor, New York, New York on December 18, 1997 at 2:00 P.M. or at any adjournment thereof. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked at any time before it has been exercised by signing and sending to the Trust a later dated proxy or written revocation, or by attending the meeting and voting in person. A proxy when executed and not so revoked will be voted in accordance with the specification marked thereon.

  The costs of soliciting proxies for the Special Meeting, including the costs of preparing, printing and mailing the accompanying Notice of Meeting and this Proxy Statement and the costs of the Meeting, will be borne by the Portfolios. Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal interviews by Trustees and officers of the Trust and officers of Smith Barney Inc. ("Smith Barney"), the Trust's distributor, the Consulting Group, a division of Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager"), and First Data Investor Services Group, Inc. ("First Data"), the transfer agent for the Trust. Such representatives and employees will not receive additional compensation for solicitation activities. In addition, shareholders of the Portfolios may be called to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate the shareholder's identity by asking the shareholder to provide his/her social security number, in the case of an individual, or a taxpayer identification number, in the case of an entity. The shareholder's telephone vote will be recorded and a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions. Shareholders voting by telephone may vote for or against each proposal separately. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting material to their principals.

  The mailing address of the Trust is 222 Delaware Avenue, Wilmington, Delaware 19801. The address of SBMFM and Smith Barney is 388 Greenwich Street, New York, NY 10013. Copies of the Trust's annual report is available upon request and without charge by calling your Smith Barney Financial Consultant or by writing to the Trust at the above address. It is anticipated that proxies and proxy statements will be mailed to shareholders on or about October 27, 1997.

  Each share is entitled to one vote and any fractional share is entitled to a fractional vote. If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Trustees ("Board Members"), FOR the other matters listed in the accompanying Notice of Special Meeting of Shareholders and FOR any other matters deemed appropriate. If you properly execute the enclosed proxy and give no voting instructions, your shares will be voted FOR the proposals set forth herein. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting. Broker non-votes (i.e., proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will be treated the same as abstentions.

  Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy ("Plurality vote") for all Portfolios that comprise the Trust voting as a single class. Proposal 2 requires the affirmative vote of a majority of the votes cast at the meeting with a quorum present. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes have no impact on Proposals 1 and 2.

  The Investment Company Act of 1940, as amended (the "1940 Act"), provides that Proposals No. 3 and 4 require approval by an affirmative vote of the holders of a "majority of the outstanding voting securities" of each affected Portfolio voting as a separate class. As used in the 1940 Act, a vote of the holders of a "majority of the outstanding voting securities" means the vote of the lesser of (a) more than 50% of the outstanding shares of the Portfolio or
(b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Portfolio are represented at the Meeting in person or by proxy ("Majority Vote").

  Under the Master Trust Agreement of the Trust, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of a Portfolio entitled to vote at the Special Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote and that have been voted in favor of such proposal. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval.

  The Board of Trustees have fixed the close of business on October 20, 1997 for the determination of shareholders of the Trust entitled to notice of and to vote at the Meeting. At the close of business on October 20, 1997, the following numbers of shares of each Portfolio were issued and outstanding.

CONSULTING GROUP CAPITAL MARKETS FUNDS                               SHARES
--------------------------------------                           ---------------
Government Money Investments.................................... 396,401,153.276
Intermediate Fixed Income Investments...........................  47,165,328.204
Long-Term Bond Investments......................................  22,672,338.324
Municipal Bond Investments......................................   6,462,207.170
Mortgage Backed Investments.....................................  17,544,582.150
Balanced Investments............................................   7,710,474.925
Large Capitalization Value Equity Investments................... 130,606,898.506
Large Capitalization Growth Investments......................... 108,240,130.220
Small Capitalization Value Equity Investments...................  44,751,313.091
Small Capitalization Growth Investments.........................  43,296,869.592
International Equity Investments................................ 110,013,324.003
International Fixed Income Investments..........................  15,524,378.980
Emerging Markets Equity Investments.............................  25,397,811.838

  As of October 20, 1997, to the knowledge of each Portfolio and the Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934), except as set forth in the table below, owned beneficially or of record more than 5% of the outstanding shares of a Portfolio.

REGISTRATION                                FUND           SHARES     PERCENT
------------                          ----------------- ------------- -------
Boatmens Trust Company ..............  Internat'l Fixed   948,847.747  6.1120%
FAO Maritz Inc. Retirement Plan
Acct. #011007037375/Julius Baer
Attn.: Mutual Funds LBT00P2
P.O. Box 14737
St. Louis, MO 63178-4737
SBC Trust Company as TTEE............          Balanced 1,462,821.958 18.9719%
The Health Care Authority of Morgan
County--
City of Decatur
Attn.: Lisa Snyder
201 North Walnut Street, 9th FL
Wilmington, DE 19801
SB Corp. Trust Cust..................          Balanced   844,924.469 10.9581%
Synthes (U.S.A.)
Attn.: Lisa Snyder
201 North Walnut Street, 9th FL
Wilmington, DE 19801
SBC Trust Company TTEE...............          Balanced   585,776.725  7.5972%
TST Inc.
Attn.: Jody Tournat
2032 E. 220th St.
Long Beach, CA 90810
SB Corp. Trust Cust..................          Balanced   562,119.668  7.2903%
Marketing Specialist Sales Co.
Attn.: Lisa Snyder
201 North Walnut Street, 9th FL
Wilmington, DE 19801

  As of the Record Date, the officers and Board members of each Portfolio beneficially owned less than 1% of the shares of each Portfolio.

                          PROPOSAL 1: ALL PORTFOLIOS

                        TO ELECT TRUSTEES OF THE TRUST

  The first proposal to be considered at the Meeting is the election of Trustees of the Trust.

  Each of the nominees is currently serving as a Trustee of the Trust. Each nominee has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

  If elected, the Trustees will hold office without limit in time subject to the Emeritus Program/1/ adopted by the Trust and except that any Trustee may resign and any Trustee may be removed at any meeting of shareholders called for that purpose by a majority of the votes entitled to be cast for the election of Trustees. In case a vacancy shall exist for any reason, the remaining Trustees may fill the vacancy by appointing another Trustee, provided that after giving effect to such appointment at least two-thirds of the Trustees have been elected by shareholders. If at any time less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will call a shareholders meeting for the purpose of electing Trustees.

  The Trust has an Audit Committee and a Nominating Committee, each consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act)
of the Trust ("independent Board members"). The Audit Committee reviews the scope and results of the Trust's annual audit with the Trust's independent accountants and recommends the engagement of accountants. Included among the functions of the Nominating Committee is the selection and nomination for appointment and election of candidates to serve as Trustees who are independent Board members. The Nominating Committee also coordinates with Trustees who are "interested persons" in the selection and election of Trust officers and will consider nominees recommended by shareholders to serve as Trustees, provided that shareholders submit such recommendations in compliance with all the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. Exhibit A hereto sets forth certain information regarding the fees paid to
-----------
/1/ The Trust has adopted an Emeritus Program for Board Members pursuant to which the Board and the management of the Trust can continue to receive the benefits of the experience of long time Board Members after they have resigned from the Board. Pursuant to this Program, Board Members with 10 years of service may agree to provide services as an emeritus trustee at age 72 and must retire from the Board at age 80. Service as an emeritus trustee is limited to 10 years. Each emeritus trustee agrees to be available for consultation with the Board and management of the Trust and may attend Board meetings.

independent Board members, the aggregate remuneration paid to independent Board members as a group during the last calendar year of the Trust and the number of Board, Audit Committee and Nominating Committee meetings the Trust has held in the last calendar year. Each nominee for Trustee attended at least 75% of the meetings that were held in the last calendar year. The executive officers of the Trust are set forth in Exhibit B hereto. Each officer of the Trust will serve at the discretion of the Board.

  Set forth in the following table are the nominees for election as a Board member of the Trust, together with certain other information. "Interested persons" of the Trust, as defined in the 1940 Act, by virtue of their positions as officer or director of the Trust's investment manager, distributor or one of their affiliates, are marked by an asterisk. Other directorships include directorships, general partnerships or trusteeships of companies that are required to report to the Securities and Exchange Commission (the "SEC"), other than registered investment companies. For purposes of this Proxy Statement, the address of each Board Member is P.O. Box 9133, Hingham, MA 02043-9133.

                      NOMINEES FOR ELECTION TO THE BOARD

           NAME, AGE, PRINCIPAL OCCUPATION AND OTHER
          DIRECTORSHIPS** DURING THE PAST FIVE YEARS             TRUSTEE SINCE
          ------------------------------------------             -------------
Walter E. Auch, Jr., age 76.                                         1991
 Consultant to companies in the financial services industry;
 Director of Pimco Advisers L.P., Brinson Partners; Nicholas-
 Applegate (each a registered investment adviser); Legend
 Properties, a real estate management company; Banyan Realty
 Trust; Banyan Land Fund II; Geotek Communications Inc., an
 international wireless communications company.
Martin Brody, age 76.                                                1991
 Private Investor
Armon Kamesar, age 70.                                               1994
 Chairman of TEC, an international organization of Chief
 Executive Officers; Trustee, U.S. Bankruptcy Court.
Stephen E. Kaufman, Jr., age 64.                                     1991
 Attorney.
*Heath B. McLendon, age 64.                                          1991
 Managing Director of Smith Barney and Chairman of the Board of
 Smith Barney Strategy Advisers Inc. and President of SBMFM;
 Chairman of the Board and Investment Officer of 41 Smith
 Barney Mutual Funds. Prior to July 1993, Senior Executive Vice
 President of Shearson Lehman Brothers Inc., Vice Chairman of
 Shearson Asset Management, a Director of PanAgora Asset
 Management, Inc. and PanAgora Asset Management Limited.

THE TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT BOARD MEMBERS, RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE

                          PROPOSAL 2: ALL PORTFOLIOS

      TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT
                           ACCOUNTANTS OF THE TRUST

  The second proposal to be considered at the Special Meeting is the ratification of the selection of KPMG Peat Marwick LLP ("KPMG") as the independent accountants for the Trust for the fiscal year ending August 31, 1998.

  KPMG, 345 Park Avenue, New York, New York 10154, has served as independent accountants for the Trust for the last fiscal year and have been selected to serve in this capacity for each Portfolio's current fiscal year by at least a majority of the independent Board members. KPMG has no direct or indirect financial interest in the Trust, or any of its affiliates. Representatives of KPMG are expected to be present at the Meeting and will be given the opportunity to make a statement if they so desire and will respond to appropriate questions.

REQUIRED VOTE

  Ratification of the selection of KPMG as independent accountants for the Trust must be approved by a majority of the votes cast at the meeting with a quorum present.

THE TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT BOARD MEMBERS, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

   PROPOSAL 3: SMALL CAPITALIZATION VALUE EQUITY PORTFOLIO AND INTERNATIONAL
                             EQUITY PORTFOLIO ONLY

   TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE CURRENT MANAGEMENT AGREEMENT

BACKGROUND

  SBMFM serves as the investment manager for each Portfolio in accordance with the terms of a management agreement dated July 30, 1993 (the "Management

Agreement")./2/ Subject to the supervision and direction of the Trust's Board of Trustees, the Consulting Group, a division of the Manager, provides investment management evaluation services principally by performing initial due diligence on Investment Advisors ("Advisors") for each Portfolio, and thereafter monitoring Advisor performance through quantitative and qualitative analysis. In evaluating Advisors, the Manager considers, among other factors, each Advisor's level of expertise; relative performance and consistency of performance over a minimum period of five years; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications. The Manager has responsibility for communicating performance expectations and evaluations to Advisors and ultimately recommending to the Board of Trustees of the Trust whether Advisors' contracts should be renewed, modified or terminated. The Manager provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Manager is also responsible for conducting all operations of the Trust except those operations contracted to the Advisors, custodian, transfer agent or administrator. The Manager is also responsible for compensating all Advisors to the Portfolios. The Portfolios themselves pay no fees to any Advisor.

  The Trust has received an exemption (the "Exemption") from certain provisions of the 1940 Act that would otherwise require the Manager to obtain formal shareholder approval prior to engaging and entering into investment advisory agreements with Advisors. The relief is based on the conditions set forth in the Exemption, which require, among other things that: (1) the Manager will select, monitor, evaluate and allocate assets to the Advisors and ensure that the Advisors comply with the relevant Portfolio's investment objective, policies and restrictions; (2) before a Portfolio may rely on the Exemption, the Exemption must be approved by the shareholders of the Portfolio; (3) shares of the Portfolios relying on the Exemption will not be subject to any sales loads or redemption fees or other charges for redeeming shares; (4) the Trust will provide to shareholders certain information about a new Advisor and its investment advisory contract within 90 days of the engagement of a new Advisor; (5) the Trust will disclose in its Prospectus the terms of the Exemption; and (6) the Trustees, including a majority of the "non-interested" Trustees, must approve each investment advisory contract in the manner required under the 1940 Act. As required by the Exemption, the shareholders of each Portfolio have voted to permit the Trust to replace or add Advisors and to enter into investment advisory agreements with Advisors upon approval of the Board of Trustees, but without formal shareholder approval. However, any material changes to the Current Management Agreement between the Trust and the Manager requires shareholder approval.
-----------
/2/ In the Current Management Agreement, the Trust is referred to under its former name, the Trust for TRAK Investments.

A. MANAGEMENT FEE INCREASE BETWEEN THE TRUST, WITH RESPECT TO SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS ("SMALL CAP VALUE PORTFOLIO") AND SBMFM

  The Advisors currently employed by the Manager to serve the Small Cap Value Portfolio are NFJ Investment Group ("NFJ") and BGI Barclays Global Investors ("BGI"), each managing approximately fifty percent (50%) of the Portfolio's assets./3/ With respect to the portion of the Portfolio allocated to it, BGI seeks to track the performance of the Russell 2000 Value Index, while NFJ, with respect to the remainder of the Portfolio, invests primarily in a diversified portfolio of common stocks that it considers undervalued. With respect to the portion of the Small Cap Value Portfolio's net assets allocated to NFJ, the Small Cap Value Portfolio pays fees to the Manager at the annual rate of 0.60% of the average daily value of such assets, and with respect to the balance of net assets allocated to BGI, the Manager has agreed to waive fees so that the rate is 0.45% of the first $200 million of net assets, 0.40% of the next $100 million of such assets and 0.35% thereafter. The Manager, in turn, pays fees to each Advisor, with NFJ receiving 0.30% of the value of the average net assets allocated to it and BGI receiving 0.15% of the first $200 million of the average value of the net assets allocated to it, 0.10% of the next $100 million and 0.05% thereafter. As a consequence of these fees, for its services to the Small Cap Value Portfolio, the Manager retains fees on an annual basis equal to 0.30% of the Small Cap Value Portfolio's average daily net assets.

  At the Board of Trustees meeting held on June 5, 1997, the Manager reported that advisors using the techniques and possessing the skills and performance records comparable to NFJ frequently are paid in excess of 0.30% of the average daily value of net assets. Concern was also expressed by the Manager that if NFJ's fees from the Small Cap Value Portfolio were substantially below what NFJ could command from other clients, it might decline to continue to serve the Small Cap Value Portfolio or to manage additional Small Cap Value Portfolio assets. Accordingly, the Manager, as part of a strategic review of the Trust's Portfolios, recommended that the advisory fee available to be paid to Advisors of the Small Cap Value Portfolio be increased in order to more appropriately compensate NFJ and/or to use the increased flexibility provided by an increased fee to attract additional quality advisors that would complement NFJ's strategy and reduce any potential capacity restraints. The Manager informed the Board that it was in the process of conducting a survey of existing small cap value investment advisors to ascertain their capacity and fee structures.

  At the Board of Trustees meeting held on September 4, 1997, the Manager reported to the Board the results of its survey of small cap value investment
-----------
/3/ The Trust's Board of Trustees may, upon advice from the Manager, allocate and reallocate the management of the Portfolio's assets between Advisors in its discretion from time to time.

advisors. The survey compared the Small Cap Value Portfolio's current and proposed total expense ratio and management fees to funds managed by fifteen of the top performing small cap value advisors (the "Group") as published in the Wall Street Journal and the 561 funds which comprise the Simfund Small Company Average ("Simfund Group")./4/ The Small Cap Value Portfolio's current expense ratio is 0.87% while the expense ratio would be 0.97 % after giving effect to the proposed fee increase, both of which are below the peer Group Average of 1.17% and the Simfund Small Company Average of 1.46%. The survey also showed that the Small Cap Value Portfolio's management and administrative fee were 0.72% while the average gross management and administrative fee for funds comprising the Simfund Average was 0.93%. The survey demonstrated that the Small Cap Value Portfolio's total expense ratio and management fees, both before and after the proposed increase was below that of other similar funds.

  Based on the statistical data provided to the Board, and the Manager's extensive experience retaining experienced investment advisors, the Manager, with respect to the Small Cap Value Portfolio recommended that the Board of Trustees consider an amendment to the Management Agreement (the "Proposed Fee Amendment") reflecting an increase in the management fee payable to the Manager from 0.60% to 0.80% of the average net assets of the Small Cap Value Portfolio, so that it in turn could increase the fee payable to NFJ and/or certain prospective Advisors. No fee increase is contemplated for BGI (or other Advisors using similar strategies and techniques) and the Manager will continue to waive fees so that fees it retains after payments to advisors will not exceed 0.30%. At this meeting, the Trustees who are independent Board members met separately with their legal counsel and reviewed and considered factors to be weighed and standards to be applied in evaluating the Manager's proposed fee increase. After consideration of the Manager's proposal and financial, statistical and other information supplied to the Trustees by the Manager, the Trustees unanimously approved the Proposed Fee Amendment and determined to submit the Proposed Management Fee Amendment to shareholders of the Small Cap Value Portfolio for their approval.

  If the proposal is approved by shareholders, the Manager proposes to apply fully the increase in management fee to compensate NFJ at a more competitive rate and/or negotiate and enter into, subject to the approval of the Board of Trustees, an investment advisory agreement with an additional investment advisor(s) utilizing the flexibility provided by the proposed increase to compensate this Advisor at a more competitive rate. It is therefore not anticipated that the increase in the management fee will result in increased profitability to the Manager.

  Exhibit D sets forth the form of the Management Agreement, the terms of which are, except for the fees with respect to the Small Cap Value Portfolio and the International Equity Portfolio identical to the current Management Agreement.
-----------
/4/ The Simfund Small Company Average consists of 561 mutual funds with a similar investment objective.

FEE TABLES

The following table shows for the fiscal year ended August 31, 1997: (a) the actual operating expenses for the Small Cap Value Portfolio's shares as a percentage of average net assets, and (b) the pro forma operating expenses assuming the Proposed Management Fee Amendment had been in effect throughout the fiscal year. The table and examples below should not be considered a representation of past or future expenses of the Small Cap Value Portfolio. Actual expenses may vary from year to year and may be higher or lower than those shown below.

                                                    Actual         Pro Forma
Small Capitalization Value Equity Investments   (as of 8/31/97) (as of 8/31/97)
---------------------------------------------   --------------- ---------------
SHAREHOLDER TRANSACTION EXPENSES
Annual TRAK Fee                                      1.50%           1.50%
-------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES
       (as a percentage of average net assets)
   Management fees                                   0.73%           0.83%*
   12b-1 fees                                        None            None
   Other expenses                                    0.17            0.17
TOTAL OPERATING EXPENSES                             0.90%           1.00%

-----------
* The 0.20% increase in management fees results in a 0.10% expense increase on the Small Cap Value Portfolio's net assets as a result of the 50% allocation of assets between the Portfolio's Advisors.

EXAMPLES

  The following examples are intended to assist a shareholder in understanding the various costs that an investor bore and will bear directly or indirectly under both current and proposed fee arrangements. The examples assume payment of operating expenses at the levels set forth in the table above.

  An investor would pay the following expenses on a $1,000 investment, assuming (1) 5.00% annual return and (2) redemption at the end of each time period:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Present Fee.....................................  $24     $74    $127     $271
Proposed Fee....................................  $25     $77    $132     $281

  The following table shows on a comparative basis for the fiscal year ended August 31, 1997 the Small Cap Value Portfolio's aggregate management fee under the current Management Agreement and on a pro forma basis under the Proposed Management Fee Amendment. Actual management fees under both the current Management Agreement and Proposed Management Fee Amendment are calculated daily based on the net assets of the Small Cap Value Portfolio. The table also shows the difference between the actual and pro forma management fees as a percentage of the actual fee:

 ACTUAL AGGREGATE              PRO FORMA AGGREGATE                          DIFFERENCE
MANAGEMENT FEE FOR             MANAGEMENT FEE FOR                         BETWEEN ACTUAL
FISCAL YEAR ENDED               FISCAL YEAR ENDED                         AND PRO FORMA
 AUGUST 31, 1997                 AUGUST 31, 1997                         (AS % OF ACTUAL)
------------------             -------------------                       ----------------
    $3,760,654                     $4,304,771                                  15%

                      FACTORS CONSIDERED BY THE TRUSTEES

  The Trustees have considered various matters in determining the reasonableness and fairness of the proposed management fee to be paid to the Manager by the Small Cap Value Portfolio. Independent legal counsel advised independent Board members regarding the matters to be considered and the standards to be used in their evaluation of the Proposed Management Fee Amendment.

  In reaching their unanimous decision to approve the Proposed Management Fee Amendment, the Trustees evaluated the information and documentation provided by the Manager and considered such factors as they deemed appropriate. These factors included, among others: (1) the Manager's findings as to the increased costs associated with retaining quality advisory services for the Small Cap Value Portfolio in the current market environment; (2) the relationship of the Small Cap Value Portfolio's proposed management fee to the fees of comparable mutual funds; (3) the impact of the proposed increase in management fee on the Small Cap Value Portfolio's expense ratio; and (4) the relationship of the Small Cap Value Portfolio's pro forma expense ratio to the expense ratios of comparable mutual funds. In addition, the Trustees considered the performance of the Small Cap Value Portfolio as well as available data for comparable funds computed by Lipper Analytical Services, Inc. for one-year, three-year, five-year and ten-year periods, as applicable.

B. MANAGEMENT FEE INCREASE BETWEEN THE TRUST, WITH RESPECT TO INTERNATIONAL EQUITY INVESTMENTS ("INTERNATIONAL EQUITY PORTFOLIO") AND SBMFM

  The Advisors currently employed by the Manager to serve the International Equity Portfolio are Oechsle International Advisors, L.P. ("Oechsle") and State Street Global Advisors ("State Street"), each of which manages approximately fifty percent (50%) of the International Equity Portfolio's assets. Oechsle is an active advisor to the International Equity Portfolio, while State Street seeks to track the performance of the Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") Index. With respect to the portion of the International Equity Portfolio's net assets allocated to Oechsle, the International Equity Portfolio pays fees to the Manager at the annual rate of 0.70% of the International Equity

Portfolio's average daily net assets and with respect to the balance of net assets allocated to State Street, the rate is 0.37% of the average daily net assets. The Manager, in turn, pays fees to each Advisor, with Oechsle receiving 0.40% and State Street receiving 0.07% of the International Equity Portfolio's average daily net assets. As a consequence of these fees for its services to the International Equity Portfolio the Manager retains fees on an annual basis equal to 0.30% of the International Equity Portfolio's average daily value of net assets.

  At the Board of Trustees meeting held on June 5, 1997, the Manager reported that advisors using the techniques and possessing the skills and performance records comparable to Oechsle frequently are paid in excess of 0.40% of the average daily value of net assets. Concern was also expressed by the Manager that if Oecshle's fees from the International Equity Portfolio were substantially below what Oechsle could command from other clients, it might decline to serve the International Equity Portfolio or to manage additional International Equity Portfolio assets. Accordingly, the Manager, as part of a strategic review of the Trust's Portfolios, recommended that a search be conducted for an additional active advisor to the International Equity Portfolio that would complement Oechsle's growth strategy and reduce any potential capacity restraints the advisor might face should the Portfolio experience an increase in assets. In addition, the Manager told the Board that it was in the process of conducting a more extensive survey of existing international equity investment advisors to ascertain their capacity and fee structure.

  At the Board of Trustees meeting held on September 4, 1997, the Manager informed the Board of Trustees that it had contacted approximately 15 potential advisors, each of which had indicated that the International Equity Portfolio's current fee structure would prevent them from taking on the assignment. The Manager then reported to the Board the results of its survey which consisted of reviewing a peer group of the 25 largest international equity mutual funds with similar investment objectives to ascertain their level of fees. The results from this survey indicated that the International Equity Portfolio's current expense ratio of 0.97%, which was comprised of a 0.74% management fee and 0.23% of other expenses was below the peer group average of 1.21%. In addition, the Manager compared the International Equity Portfolio's expense ratio to the Simfund International Growth Average which contained 315 mutual funds with a similar investment objective and found that the International Equity Portfolio's total expense ratio of 0.97% was significantly below the Simfund average of 1.61%/5/.
-----------
/5/ The Manager discussed with the Board the effect of fee waivers. The net fee for the Simfund International Growth Average was 0.75%, only slightly higher than the net fee for the International Equity Portfolio. However, as the Manager informed the Board, the total expense ratio for funds that comprise the Simfund average is higher given the impact of 12b-1 fees and the significant amount some funds charge their shareholders in the form of "other expenses."

The Manager's survey demonstrated that the International Equity Portfolio's expense ratio both before and after the proposed increase was below that of other similar funds.

  Based on the statistical data provided to the Board and the Manager's extensive experience retaining experienced investment advisors, the Manager with respect to the International Equity Portfolio recommended that the Board of Trustees consider an amendment to the current Management Agreement ("Proposed Management Fee Amendment") reflecting an increase in the management fee payable to the Manager from 0.70% to 0.80% of the average net assets of the International Equity Portfolio, so that it in turn could increase the fee payable to Oechsle and/or certain prospective Advisors. No fee increase is contemplated for State Street (or other Advisors using similar strategies and techniques and the Manager will continue to waive fees so that fees it retains after payments to Advisors will not exceed 0.30%. At this meeting, the independent Board members met separately with their legal counsel and reviewed and considered factors to be weighed and standards to be applied in evaluating the Manager's proposed fee increase. After consideration of the Manager's proposal and financial, statistical and other information supplied to the Trustees by the Manager, the Trustees unanimously approved the Proposed Management Fee Amendment and determined to submit the Proposed Management Fee Amendment to shareholders of the International Equity Portfolio for their approval.

  If the proposal is approved by shareholders, the Manager proposes to negotiate and enter into, subject to approval of the Board of Trustees, investment advisory agreements with one or more prospective Advisors which could complement Oechsle, utilizing the flexibility provided by the proposed increase in the management fee to compensate these Advisors at competitive rates. The increase in the management fee will not result in increased compensation or profitability to the Manager.

  Exhibit D sets forth the form of the Management Agreement, the terms of which are, except for the fees with respect to the International Equity Portfolio and Small Cap Value Portfolio, identical to the current Management Agreement.

FEE TABLES

  The following table shows for the International Equity Portfolio during the fiscal year ended August 31, 1997: (a) the actual operating expenses for the International Equity Portfolio's shares as a percentage of average net assets, and (b) the pro forma operating expenses assuming the Proposed Management Fee Amendment had been in effect throughout the fiscal year. The table and examples below should not be considered a representation of past or future expenses of the International Equity Portfolio. Actual expenses may vary from year to year and may be higher or lower than those shown below.

                                                    Actual         Pro Forma
International Equity Investments                (as of 8/31/97) (as of 8/31/97)
--------------------------------                --------------- ---------------
SHAREHOLDER TRANSACTION EXPENSES
Annual TRAK Fee                                      1.50%           1.50%
-------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES
       (as a percentage of average net assets)
   Management fees                                   0.74%           0.79%*
   12b-1 fees                                        None            None
   Other expenses                                    0.23            0.23
TOTAL OPERATING EXPENSES                             0.97%           1.02%

-----------
* The 0.10% increase in management fees results in a 0.05% expense increase on the International Equity Portfolio's net assets as a result of the 50% allocation of assets between the International Equity Portfolio's Advisors.

EXAMPLES

  The following examples are intended to assist a shareholder in understanding the various costs that an investor bore and will bear directly or indirectly under both current and proposed fee arrangements. The examples assume payment of operating expenses at the levels set forth in the table above.

  An investor would pay the following expenses on a $1,000 investment, assuming (1) 5.00% annual return and (2) redemption at the end of each time period:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Present Fee.....................................  $25     $77    $132     $281
Proposed Fee....................................  $26     $78    $134     $286

  The following table shows on a comparative basis for the fiscal year ended August 31, 1997 the International Equity Portfolio's aggregate management fee under the Current Management Agreement and on a pro forma basis under the Proposed Management Agreement. Actual management fees under both the current Management Agreement and Proposed Management Fee Amendment are calculated daily based on the net assets of the International Equity Portfolio. The table also shows the difference between the actual and pro forma management fees as a percentage of the actual fee:

 ACTUAL AGGREGATE              PRO FORMA AGGREGATE                          DIFFERENCE
MANAGEMENT FEE FOR             MANAGEMENT FEE FOR                         BETWEEN ACTUAL
FISCAL YEAR ENDED               FISCAL YEAR ENDED                         AND PRO FORMA
 AUGUST 31, 1997                 AUGUST 31, 1997                         (AS % OF ACTUAL)
------------------             -------------------                       ----------------
    $7,358,476                     $7,873,110                                   7%

FACTORS CONSIDERED BY THE TRUSTEES

  The Trustees have considered various matters in determining the reasonableness and fairness of the proposed management fee to be paid to the Manager by the International Equity Portfolio. Independent legal counsel advised the independent Board members regarding the matters to be considered and the standards to be used in their evaluation of the Proposed Management Fee Amendment.

  In reaching their decision to unanimously approve the Proposed Management Fee Amendment, the Trustees evaluated the information and documentation provided by the Manager and considered such factors as they deemed reasonably necessary. These factors included, among others: (1) the Manager's findings as to the increased costs associated with retaining quality advisory services for the International Equity Portfolio in the current market environment; (2) the relationship of the International Equity Portfolio's proposed management fee to the fees of comparable mutual funds; (3) the impact of the proposed increase in management fee on the International Equity Portfolio's expense ratios; and (4) the relationship of the International Equity Portfolio's pro forma expense ratio to the expense ratios of comparable mutual funds. In addition, the Trustees considered the performance of the International Equity Portfolio as well as available data for comparable funds computed by Lipper Analytical Services, Inc. for one-year, three-year, five-year and ten-year periods, as applicable.

RECOMMENDATION

  Based upon the foregoing, the Board of Trustees unanimously recommends that shareholders of the Small Cap Value Portfolio, with respect to Proposal 3(A) and shareholders of the International Equity Portfolio with respect to Proposal 3(B) approve the Proposed Management Fee Amendment, which requires a Majority Vote of the respective Portfolios.

  If approved by the shareholders of a Portfolio, the Proposed Management Fee Amendment would become effective as soon as practicable following the Special Meeting. If the Proposed Management Fee Amendment is not approved by a Portfolio's shareholders, the Manager will continue to serve as that Portfolio's Manager under the terms of the current Management Agreement.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSED MANAGEMENT FEE AMENDMENT AS IT PERTAINS TO THE SMALL CAP VALUE AND INTERNATIONAL EQUITY PORTFOLIOS.

ADDITIONAL INFORMATION CONCERNING THE MANAGER

  SBMFM is a registered investment advisor whose principal offices are located at 388 Greenwich Street, New York, NY 10013. SBMFM is a wholly-owned subsidiary of Smith Barney Holdings Inc. ("Holdings"), which is in turn a wholly-owned subsidiary of Travelers Group Inc. ("Travelers"). SBMFM renders investment advice to individuals and institutional investors and as of July 31, 1997 had aggregate assets under management in excess of $81 billion. The principal executive offices of Travelers and Holdings are located at 388 Greenwich Street, New York, New York 10013.

  The name and address of each Portfolio's investment advisor(s), principal underwriter and Administrator are set forth in Exhibit C hereto.

                                  PROPOSAL 4:

TO APPROVE OR DISAPPROVE THE RECLASSIFICATION, MODIFICATION AND/OR ELIMINATION
                  OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES

  The 1940 Act requires a registered investment company, like the Trust, to have certain specific investment policies that can be changed only by a Majority Vote of its shareholders. Investment companies may also elect to designate other policies that may be changed only by a shareholder vote. Both types of policies are referred to as "fundamental" policies. Certain fundamental policies have been adopted in the past by the Trust to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, the Trustees authorized a review of the Trust's fundamental policies with the following goals: (i) to simplify, modernize and make consistent with those of other investment companies distributed by Smith Barney, the Trust's policies that are required to be fundamental; (ii) to reclassify as non-fundamental any policies that are not required to be fundamental under the 1940 Act or the positions of the staff of the SEC in interpreting the 1940 Act, in which case, depending on the circumstances, the policy would be either eliminated, or adopted by the Board as a non-fundamental policy in the same or a modified form; and (iii) to re-classify as non-fundamental or to eliminate certain policies previously required under state securities laws. Non-fundamental policies can be changed by the Board without shareholder approval, subject to compliance with applicable SEC disclosure requirements.

  This proposal seeks shareholder approval of changes that are intended to accomplish the foregoing goals. Shareholders of any particular Portfolio will be able to vote for or against or abstain from voting with respect to each of the proposed changes applicable to such Portfolio. The proposed changes to the fundamental policies are discussed in detail below. By reducing to a minimum those policies that can be changed only by a shareholder vote, the Trust should be able to avoid the costs and delay associated with a shareholder meeting and enhance the ability of each Advisor to manage the Trust's Portfolio in a changing regulatory or investment environment. Accordingly, investment management opportunities generally will be increased. Before a Portfolio engages in any new investment policy, the Board of Trustees must approve it.

  The percentage limitations contained in the restrictions described below apply at the time of purchases of securities.

  If these investment policy changes are approved by shareholders at the meeting, the Trust's Prospectus and Statement of Additional Information will be amended or supplemented in order to reflect the elimination, amendment and/or reclassification of the investment policies. Shareholders will be notified by the Trust of any future investment policy changes, either in the Trust's Prospectus or Statement of Additional Information, which are updated at least annually, or in other Trust correspondence.

A.  ALL PORTFOLIOS (EXCEPT INTERNATIONAL FIXED INCOME INVESTMENTS)

  MODIFICATION OF THE FUNDAMENTAL POLICY RELATING TO DIVERSIFICATION

  Each Portfolio has the following fundamental policies regarding diversification:

  A Portfolio, other than International Fixed Income Investments, will not purchase securities (other than U.S. Government Securities) of any issuer if, as a result of the purchase, more than 5% of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation; and

  A Portfolio, other than International Fixed Income Investments, will not purchase more than 10% of the voting securities of any one issuer, or more than 10% of the securities of any class of any one issuer, except that this limitation is not applicable to the Portfolio's investments in U.S. Government Securities, and up to 25% of the Portfolio's assets may be invested without regard to these 10% limitations.

  Under the 1940 Act, a "diversified" fund is permitted to invest, with respect to 75% of its assets, up to 5% of its assets in one issuer, provided that the investment represents less than 10% of the issuer's voting securities. Although the policies recited above comply with the 1940 Act, the Board of Trustees believes that these restrictions should be revised to conform to a limitation that is expected to become the standard for all funds managed by SBMFM. Adoption of the proposed limitation on concentration is not expected to affect the way a portfolio is managed, the investment performance of a portfolio, or the securities or investments in which a portfolio invests. Set forth below is the Portfolio's policy on diversification, as proposed to be modified:

  A Portfolio, other than International Fixed Income Investments, will not deviate from the definition of a "diversified company" as defined in the 1940 Act and rules thereunder.

B.  ALL PORTFOLIOS (EXCEPT MUNICIPAL BOND INVESTMENTS)

  MODIFICATION OF THE FUNDAMENTAL POLICY REGARDING INDUSTRY CONCENTRATION

  Each Portfolio has the following fundamental policy that prohibits it from concentrating its investments in any one industry:

  A Portfolio, other than Municipal Bond Investments, will invest no more than 25% of the value of its total assets in securities of issuers in any one industry, the term industry being deemed to include the government of a particular country other than the United States. This limitation is not applicable to a Portfolio's investments in U.S. Government Securities.

  It is proposed that this policy be modified to conform to a limitation that is expected to become the standard for all funds managed by SBMFM. The modified policy will not involve any change in the manner in which each of the Portfolios' assets are currently managed. Set forth below is the Portfolios' policy on industry concentration, as proposed to be modified:

  A Portfolio, except Municipal Bond Investments, will not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

C.  ALL PORTFOLIOS

  MODIFICATION OF THE FUNDAMENTAL POLICY REGARDING BORROWING

  Each Portfolio has the following fundamental policy with respect to borrowing:

  A Portfolio will not borrow money, except that a Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not to exceed one-third of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made, except that Mortgage Backed Investments may engage in forward roll transactions and Emerging Markets Equity Investments may engage in reverse repurchase transactions. Whenever a Portfolio's borrowings exceed 5% of the value of its total assets, the Portfolio, other than Mortgage Backed Investments and Emerging Markets Equity Investments, will not make any additional investments.

  The language of this policy is proposed to be revised to conform to a limitation that is expected to become the standard for all funds managed by SBMFM. In addition, those Portfolios that do not already have authority are proposed to be granted authority to engage in reverse repurchase agreements and forward roll transactions.

  Under a reverse repurchase agreement, a Portfolio would sell securities and agree to repurchase them at a mutually agreed date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities may decline prior to the repurchase date. In addition, the cash proceeds of the sales may be invested in securities or other instruments. In the event the buyer of the securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

  A Portfolio may enter into forward roll transactions, in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio would forgo principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Set forth below is each Portfolio's policy on borrowing, as proposed to be modified:

  A Portfolio will not borrow money, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made and (b) a Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

D.  ALL PORTFOLIOS

  ELIMINATION OF THE FUNDAMENTAL POLICY RESTRICTING ITS ABILITY TO PLEDGE
  ASSETS

  The Board of Trustees has approved, subject to shareholder approval, the elimination of the following fundamental policy restricting its ability to pledge its assets to other parties:

  A Portfolio will not pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

  The elimination of this fundamental investment limitation regarding pledging assets would remove all restrictions on the ability of each Portfolio to pledge, mortgage, hypothecate or otherwise encumber its assets, except for those restrictions imposed by or under the 1940 Act, and would leave the imposition of any further limits on pledging activities to the sole discretion of the Board, subject to applicable SEC disclosure requirements.

  The Portfolios' current fundamental investment limitation on pledging assets may conflict with their ability to engage in permitted borrowings, purchase securities on a when-issued or delayed delivery basis, lend Portfolio securities, enter into escrow arrangements in connection with writing options, enter into collateral arrangements in connection with investments involving futures contracts and options thereon and possibly engage in other investments and arrangements that may develop in the future. The Board has approved the elimination of the Portfolio's fundamental investment limitation restricting pledging of assets to avoid these potential conflicts and to secure greater flexibility for the future.

  The potential conflict between a Portfolio's pledging and borrowing limitations, for instance, arises because banks generally require borrowers such as a Portfolio to pledge assets in order to collateralize the amount borrowed. Each Portfolio is currently permitted to borrow from banks for temporary or emergency purposes in limited amounts and in most cases to pledge assets to secure permitted borrowings. Loan agreements between investment companies and banks generally require collateral or provide that the bank may, at its option, require collateral for future outstanding loans. The amount of required collateral, however, generally exceeds the principal amount of the loan. Therefore, the limitation on the amount of Portfolio securities that it is permitted to pledge effectively reduces the maximum borrowing ability of the Portfolio to below the amount it is permitted to borrow. The Board believes that the pledging limitation should be eliminated to ensure that each Portfolio's flexibility to consider borrowing money temporarily as a means of raising cash is not limited by restrictions in its ability to pledge assets.

E.  ALL PORTFOLIOS

  MODIFICATION OF THE FUNDAMENTAL POLICY REGARDING LENDING

  Each Portfolio has the following fundamental policy prohibiting it from lending its assets to other persons:

  A Portfolio will not lend any funds or other assets, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements consistent with the Portfolio's investment objective and policies.

  The language of this policy is proposed to be revised to conform to a limitation that is expected to become the standard for all funds managed by SBMFM.

  Set forth below is the Trust's policy on lending, as proposed to be modified:

  A Portfolio will not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies (including participation interests in such obligations); (b) repurchase agreements; and (c) loans of its portfolio securities.

F.  ALL PORTFOLIOS

  MODIFICATION OF THE FUNDAMENTAL POLICY REGARDING UNDERWRITING OF SECURITIES OF OTHER ISSUERS

  Each Portfolio has the following fundamental policy prohibiting it from acting as an underwriter of securities:

  A Portfolio will not act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if the securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the 1933 Act.

  The language of the policy is proposed to be standardized but not changed substantively. The modification will clarify that each Portfolio will not be deemed to be an underwriter by reason of disposing of Portfolio securities. The modification will not involve any change in the manner in which each Portfolio is currently managed.

  Set forth below is each Portfolio's policy on underwriting, as proposed to be modified:

  A Portfolio will not engage in the business of underwriting securities issued by other persons, except to the extent that a Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of Portfolio securities.

G.  ALL PORTFOLIOS

  MODIFICATION OF THE FUNDAMENTAL POLICY REGARDING PURCHASE OF SECURITIES ON MARGIN

  Each Portfolio has the following fundamental policy that prohibits it from purchasing securities on margin:

  A Portfolio will not purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

  If approved by shareholders, the language of the Portfolios' policy regarding purchasing securities on margin would be standardized and modernized, allowing the Board of Trustees to respond more rapidly to the availability of new instruments and strategies. Set forth below is the Portfolios' policy on purchasing securities on margin, as proposed to be modified or adopted:

  A Portfolio will not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of Portfolio securities). For purposes of this restriction, the deposit or payment by a Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

H.  ALL PORTFOLIOS

  MODIFICATION OF THE FUNDAMENTAL POLICY REGARDING THE PURCHASE OR SALE OF REAL ESTATE, REAL ESTATE LIMITED PARTNERSHIP INTERESTS OR COMMODITIES

  Each Portfolio has the following fundamental policies with respect to investments in real estate or commodities contracts:

  A Portfolio will not purchase or sell real estate or real estate limited partnership interests, except that it may purchase and sell mortgage related securities and securities of companies that deal in real estate or interests therein.

  A Portfolio will not purchase or sell commodities or commodity contracts (except currencies, forward currency contracts, stock index and interest rate futures contracts and related options and other similar contracts).

  If approved by shareholders these restrictions would be amended to permit a Portfolio to invest in securities of companies that deal in mortgages and real estate and securities secured by real estate and interests therein. In addition, the modified restriction reserves for the Portfolios the freedom of action to hold and sell real estate acquired as a result of a Portfolio's ownership of securities. For example, this modified policy would allow a Portfolio to dispose of real estate in the event that it acquired real estate as the result of a default or securities it holds.

  Although no Portfolios has any current intention of expanding the range of instruments it is currently permitted to purchase, the modification of this policy would permit the Portfolio greater flexibility to respond to market and other developments. Any future change in a Portfolio's manner of investing or the instruments it may purchase would require Board approval and appropriate disclosure to shareholders.

  Set forth below are the Portfolios policies regarding the purchase or sale of real estate or commodities, as proposed to be modified:

  A Portfolio will not purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a Portfolio from (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

I.  ALL PORTFOLIOS

  RECLASSIFICATION AS NON-FUNDAMENTAL THE FUNDAMENTAL POLICY REGARDING INVESTMENTS IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS

  Each Portfolio has the following fundamental policy prohibiting it from investing in any oil, gas or other mineral exploration or development program:

    A Portfolio will not invest in oil, gas or other mineral leases or exploration or development programs.

  This investment restriction was adopted to address requirements under certain state securities laws, but is not required to be fundamental. The Board believes that this investment restriction should be reclassified as a non-fundamental policy to respond to regulatory developments. If approved by shareholders, the Board currently intends to adopt a substantially similar non-fundamental policy.

J.  ALL PORTFOLIOS

  RECLASSIFICATION AS NON-FUNDAMENTAL THE FUNDAMENTAL POLICY REGARDING SHORT
  SALES

  Each Portfolio has the following fundamental restriction regarding short sales:

    A Portfolio will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time. It is the Portfolios' present intention to make short sales against the box only for the purpose of deferring realization of gain or loss for federal income tax purposes.

  It is proposed that shareholders approve the elimination of this fundamental restriction.

  In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells short while owning the same security in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example through its ownership of warrants, options or convertible bonds.

  If the proposal is approved, the current fundamental limitation will be replaced with a non-fundamental limitation which could be changed without a shareholder vote. The proposed non-fundamental limitation is as follows:

    Each Portfolio will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

  Short sales may not be appropriate for all of the Portfolios. If the proposal is approved, the Board of Trustees of the Portfolios will determine the appropriateness of short sales on a Portfolio by Portfolio basis. Currently, selling securities short would not be permitted by any of the existing Portfolios. However, the Trust is considering creating a Portfolio in the future that would employ such a strategy. Appropriate disclosure of this practice will also be included in the Trust's Prospectus and/or Statement of Additional Information.

                                 OTHER MATTERS

  The Trustees of the Trust know of no other matters that may come before the Special Meeting. If any such matters should properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment.

  The Trust does not hold shareholder meetings annually. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next shareholder meeting should send their written proposals to Consulting Group Capital Markets Funds, 388 Greenwich Street, New York, NY 10013, 22nd Floor, c/o the Corporate Secretary.

  You are requested to mark, date, sign and return the enclosed proxy promptly. No postage is required on the enclosed envelope.

                                       By Order of the Trustees

                                          Christina T. Sydor
                                              Secretary

New York, New York
October 27, 1997

                                                                       EXHIBIT A

                      BOARD OF TRUSTEES 1996 COMPENSATION

AMOUNTS PAID DURING MOST RECENT  WALTER E.  MARTIN   ARMON  STEPHEN E. HEATH B.
CALENDAR YEAR TO BOARD MEMBERS     AUCH     BRODY   KAMESAR  KAUFMAN   MCLENDON
-------------------------------  --------- -------- ------- ---------- --------
From Consulting Group Capital
 Markets Funds..................  $32,582  $ 31,586 $32,686  $33,746     $ 0
From Other Smith Barney Mutual
 Funds..........................  $ 5,354  $ 92,700 $ 5,950  $58,650     $ 0
                                  -------  -------- -------  -------     ---
                                  $37,936  $124,286 $38,636  $92,396     $ 0

                                                                       EXHIBIT B

                        EXECUTIVE OFFICERS OF THE TRUST

                                                 PRINCIPAL OCCUPATION AND
 NAME OF EXECUTIVE OFFICER AGE             BUSINESS EXPERIENCE FOR PAST 5 YEARS
 ------------------------- ---             ------------------------------------
 Lewis E. Daidone          40  Managing Director of Smith Barney; Director and Senior Vice
                               President of Smith Barney Mutual Funds Management Inc.;
                               Senior Vice President and Treasurer of 41 Funds of Smith
                               Barney Mutual Funds.
 Heath B. McLendon         64  Managing Director of Smith Barney, Chairman of the Board of
                               Smith Barney Strategy Advisers Inc. and President of Smith
                               Barney Mutual Funds Management Inc.; Prior to 1993, Senior
                               Executive Vice President of Shearson Lehman Brothers Inc.;
                               Vice Chairman of Asset Management Division of Shearson
                               Lehman Brothers Inc.; A director of PanAgora Asset
                               Management, Inc. and PanAgora Asset Management Limited.
 Christina Sydor           46  Managing Director of Smith Barney; General Counsel, and
                               Secretary of Smith Barney Mutual Funds Management Inc. and
                               Secretary of 41 Smith Barney Mutual Funds.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                       EXHIBIT C
                  NAMES AND ADDRESSES OF INVESTMENT ADVISORS,
                   DISTRIBUTORS, ADMINISTRATORS AND OFFICERS

  Unless otherwise indicated in this Exhibit D, the following information applies to all Portfolios:

INVESTMENT MANAGER          OFFICERS*:


Smith Barney Mutual         Heath B. McLendon, Chairman of the Board and Chief
Funds Management, Inc.      Executive Officer
388 Greenwich Street
New York, NY 10013

                            Lewis E. Daidone, Senior Vice President and
                            Treasurer


DISTRIBUTOR:

                            Christina Sydor, Secretary
Smith Barney Inc. 388
Greenwich Street New
York, NY 10013

        FUND                 INVESTMENT ADVISORS                      OFFICERS
        ----                 -------------------                      --------
Intermediate Fixed    Standish, Ayer & Wood, Inc.
Income Investments    One Financial Center
Government Money      Boston, Mass. 02111
Investments
Long-Term Bonds       National Asset Management Corp.
Investments           101 South Fifth Street
                      Louisville, KY
Municipal Bond        Smith Affiliated Capital Corp.
Investments           880 Third Avenue
                      New York, NY 10022
Mortgage Backed       Atlantic Portfolio Analytics &
Investments           Management Inc.
                      201 East Pine Street, Suite 600
                      Orlando, FL 32801
Balanced Investments  Palley-Needleman Asset
                      Management, Inc.
                      800 Newport Center Drive, Suite
                      450
                      Newport Beach, CA 92660

          FUND                   INVESTMENT ADVISORS                      OFFICERS
          ----                   -------------------                      --------
Large Capitalization      The Boston Company Asset
Value Equity Investments  Management, Inc.
                          One Boston Place
                          Boston, MA
                          Parametric Portfolio Associate
                          7310 Columbia Center
                          710 Fifth Avenue
                          Seattle, WA 98104
Large Capitalization      Provident Investment Counsel Inc.
Growth Investments        300 North Lake Avenue
                          Pasadena, CA 91101
                          Boston Structured Advisors/
                          PanAgora Asset Management, Inc.
                          260 Franklin Street
                          Boston, MA 02110
Small Capitalization      NFJ Investment Group
Value Equity Investments  2121 San Jacinto Street, Suite
                          1440
                          Dallas, TX 75201
                          BZW Barclays Global Fund Advisors
                          45 Fremont Street
                          San Francisco, CA 94105
Small Capitalization      Mellon Capital Management Corp.
Growth Investments        595 Market Street, Suite 3000
                          San Francisco, CA 94105
International Equity      Oechsle International Advisors
Investments               One International Place
                          Boston, MA 02110
                          State Street Global Advisors
                          Two International Place
                          Boston, Ma 02110
International Fixed       Julius Baer Investment Management
Income Investments        Inc.
                          330 Madison Avenue
                          New York, NY 10017
Emerging Markets Equity   John Govett & Co. Limited
Investments               250 Montgomery Street
                          San Francisco, CA 94104

                                                                      EXHIBIT D

                        INVESTMENT MANAGEMENT AGREEMENT

                                                                  July 30, 1993

Smith, Barney Advisers, Inc./1/
1345 Avenue of the Americas
New York, New York 10105

Dear Sirs:

  The Trust for TRAK Investments (the "Trust")/2/, a business trust formed under the laws of The Commonwealth of Massachusetts, confirms its agreement with Smith, Barney Advisers, Inc. (the "Manager") with respect to the Manager's serving as investment manager of the Trust as set forth below.

SECTION 1. INVESTMENT DESCRIPTION; APPOINTMENT

  The Trust desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the investment objectives, policies and limitations specified in its Master Trust Agreement dated April 12, 1991, as amended from time to time (the "Trust Agreement"), in the prospectus (the "Prospectus") and in the statement of additional information (the "Statement of Additional Information") filed with the Securities and Exchange Commission (the "SEC") as part of the Trust's Registration Statement on Form N-1A, as amended from time to time (the "Registration Statement") and in the manner and to the extent as may from time to time be approved in the manner set forth in the Trust Agreement. Copies of the Trust's Prospectus, the Statement of Additional Information and the Trust Agreement have been or will be submitted to the Manager. The Trust desires to employ and hereby appoints the Manager to act as its investment manager. The Manager accepts the appointment and agrees to furnish the services described in Section 2 of this Agreement for the compensation set forth in Section 6 of, and Appendix I to, this Agreement.

SECTION 2. SERVICES AS MANAGER; APPOINTMENT OF ADVISERS

  (a) Subject to the supervision and direction of the Trust's Board of Trustees, the Manager shall provide such services reasonably requested by the Trust, including but not limited to the following:

    (i) monitoring and supervising the services provided to the Trust by its administrator (the "Administrator") pursuant to a separate agreement between the Trust and the Administrator, a copy of which has been or will be submitted to the Manager; and
-----------
/1/ Now called Smith Barney Mutual Funds Management Inc.
/2/ Now called Consulting Group Capital Markets Funds.

    (ii) providing to the Trust investment management evaluation services principally by performing initial due diligence on prospective investment advisers ("Advisers") for each existing series of its shares of beneficial interest and any series or class which the Trust may offer from time to time in the future (each, a "Portfolio"), thereafter monitoring and supervising Adviser performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Advisers and considering and approving investments and use of certain investment strategies when the Trust requests review and consideration of such matters by the Manager. The Manager will be responsible for communicating performance expectations and evaluations to Advisers and ultimately recommending to the Board of Trustees of the Trust whether Advisers' contracts should be renewed, modified or terminated. The Manager will provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Manager will also be responsible for conducting all operations of the Trust except those operations contracted to the Advisers, custodian, transfer agent and Administrator.

  (b) The Manager will, at its own expenses, maintain sufficient staff, employ or retain sufficient personnel, and consult with any other persons that it determines may be necessary or useful to the performance of its obligations under this Agreement.

SECTION 3. BROKERAGE

  The Manager is authorized to permit the Advisers to execute portfolio transactions for the Trust. In executing transactions and selecting brokers or dealers, each Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security or commodity interest, the price of the security or commodity interest, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

SECTION 4. INFORMATION PROVIDED TO THE TRUST

  The Manager will keep the Trust informed of developments materially affecting the Portfolios and, in addition to providing the Trust with whatever statistical or other information the Trust may reasonably request with respect to its investments, the Manager will, on its own initiative, furnish the Trust from time to time with whatever information the Manager believes is appropriate for this purpose.

SECTION 5. STANDARD OF CARE

  The Manager shall exercise its best judgment in rendering the services provided by it under this Agreement. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Manager against any liability to the Trust or to holders of the Trust's shares of beneficial interest to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement.

SECTION 6. COMPENSATION

  (a) In consideration of services rendered pursuant to this Agreement, each of the Trust's Portfolios will accrue daily and pay monthly a fee at the annual rate applied to the value of that Portfolio's average daily net assets as set forth in the schedule attached hereto as Appendix I.

  (b) The fee for the period from the commencement of investment operations to the end of the month during which investment operations commence will be prorated according to the proportion that such period bears to the full monthly period, and will be payable that month. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and will be savable upon the date of termination of this Agreement.

  (c) For the purpose of determining fees payable to the Manager under this Agreement, the value of the Trust's net assets will be computed in the manner described in the Trust's current Prospectus and/or Statement of Additional Information.

SECTION 7. COSTS AND EXPENSES

  The Manager will bear all expenses in connection with the performance of its services under this Agreement, including the payment of salaries of all officers and employees who are employed by it and the Trust as well as the payment of the fees of the Advisers.

SECTION 8. REIMBURSEMENT TO THE TRUST

  If, in any fiscal year of the Trust, the aggregate expenses of the Trust (including fees pursuant to this agreement and the Trust's Administration Agreement with the Administrator, but excluding interest, taxes, brokerage, fees, and, if permitted by state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Trust, the Manager will reimburse the Trust to the extent required by state law in the same proportion as its fees bear to the combined fees paid by the Trust for investment management and administration. The Manager's expense reimbursement obligation will be limited to the amount of its fees received pursuant to this Agreement. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

SECTION 9. SERVICES TO OTHER COMPANIES OR ACCOUNTS

  The Trust understands that the Manager and the Advisers may act as investment managers or advisers to fiduciary and other managed accounts, including other investment companies, and the Trust has no objection to the Manager's and Advisers' so acting, provided that whenever the Trust and one or more other accounts advised by an Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each account or company. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Trust. In addition, the Trust understands and acknowledges that the persons employed by the Manager to assist in the performance of the Manager's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Manager or any affiliate of the Manager to engage in and devote time and attention to other businesses or to render services of any kind or nature.

SECTION 10. TERM OF AGREEMENT

  (a) This Agreement will become effective on the "Closing Date" as that term is defined in that certain Asset Purchase Agreement executed among Smith Barney, Harris Upham & Co. Incorporated, Primerica Corporation and Shearson Lehman Brothers Inc., dated March 12, 1993 ("Effective Date"), and shall continue for an initial term of two years from the Effective Date. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or (ii) a vote of a "majority" of the Trust's outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the "Act")), provided that in either event the continuance is also approved by a majority of Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

  (b) This Agreement is terminable, without penalty, on 60 days' written notice, by the Trust's Trustees or by vote of holders of a majority of the Trust's outstanding voting securities, or upon 90 days' written notice, by the Manager.

  (c) This Agreement will terminate automatically in the event of its assignment (as defined in the Act or in rules adopted under the Act).

SECTION 11. FILING OF TRUST AGREEMENT

  The Trust represents that a copy of the Trust Agreement is on file with the Secretary of The Commonwealth of Massachusetts and with the Boston City Clerk.


SECTION 12. LIMITATION OF LIABILITY

  The Manager is hereby expressly put on notice of the limitation of trustee and shareholder liability as set forth in the Trust Agreement, and the Manager agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets. The Manager agrees that any creditor or any Portfolio may look only to the assets of that Portfolio to satisfy such creditor's debt. The Manager agrees that the Manager shall not seek satisfaction of any such obligation from the holders of the Trust's shares, nor from the Trustees of the Trust.

SECTION 13. MISCELLANEOUS

  (a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Investment Advisers Act of 1940, as amended, or rules or orders of the Securities and Exchange Commission thereunder.

  (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

  (c) If any provision of this Agreement shall be held or made invalid by a court decision, stature, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

  (d) Nothing herein shall be construed as constituting the Manager as an agent of the Trust.

  If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

                                       Very truly yours,

                                       THE TRUST FOR TRAK INVESTMENTS


                                       By_____________________________________
                                           Name:Heath B. McLendon
                                           Title:Chairman

Accepted:

SMITH, BARNEY ADVISERS, INC.


By____________________________________
  Name:Christina T. Sydor
  Title:Secretary

                                                                      APPENDIX I

              PORTFOLIOS OF CONSULTING GROUP CAPITAL MARKETS FUNDS

                                                                   MANAGER'S
                                                                RATE OF FEE IN
                                                                  ACCORDANCE
                                                               WITH SECTION 6 OF
                                                                 THE AGREEMENT
                                                               -----------------
 . Government Money Investments................................       .15%
 . Intermediate Fixed Income Investments.......................       .40%
 . Long-Term Bond Investments..................................       .40%
 . Municipal Bond Investments..................................       .40%
 . Mortgage Backed Investments.................................       .50%
 . Balanced Investments........................................       .60%
 . Large Capitalization Value Equity Investments...............       .60%
 . Small Capitalization Value Equity Investments...............       .80%*
 . Large Capitalization Growth Investments.....................       .60%
 . Small Capitalization Growth Investments.....................       .80%**
 . International Equity Investments............................       .80%*
 . International Fixed Income Investments......................       .50%
 . Emerging Markets Equity Investments.........................       .90%

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 * Effective December 18, 1997
** Effective March 31, 1997





VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

NOTRE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED BELOW.
(Please Detach at Perforation Before Mailing)
 ..............................................................................
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PORTFOLIO NAME PRINTS HERE

MEETING DATE AND TIME PRINTS HERE

The undersigned holder of shares of the above-nmaed portfolio (the"Portfolio") of Consulting Group
Capital Markets Funds , hereby appoints Heath B. McLendon, Christina T. Sydor and David A. Barnett, attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Meeting of Shareholders of the Portfolio to be held at
388 Greenwich Street, New York, New York on December 18, 1997 at
2:00 pm and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

	PLEASE SIGN, DATE AND RETURN
	PROMPTLY IN THE ENCLOSED ENVELOPE

		Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

		Date:


                   	                 Signature(s)		(Title(s), if applicable)





__________________________
VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE
REVERSE SIDE.

(Please Detach at Perforation Before Mailing)
 ..............................................................................
 ..............................................................................
 ..............................................................................
 ....................

Please vote by filling in the boxes below.


1.	To elect Trustees of the Trust.	FOR   	FOR  ALL EXCEPT 	WITHHOLD ALL
  						As Marked Below
	Walter A. Auch; Martin Brody; Armon Kamesar; Stephen Kaufman;
	Heath B. McLendon

To withhold authority to vote for any individual nominee, print that nominee's name on the line below.
___________________________________________________________________________

2.To ratify the selection of KPMG Peat Marwick LLP as	FOR  	AGAINST  ABSTAIN
	independent accountants of the Trust.




							FOR 	AGAINST ABSTAIN


3A.	To approve an amendment to the management agreement
	between the Trust with respect to
	Small Capitalization Value Equity Investments and the Trust's manager, Smith Barney Mutual Funds
	Management Inc.

3B.	To approve an amendment to the management agreement
	between the Trust with respect to
	International Equity Investments and
	the Trust's manager, Smith Barney Mutual Funds
	Management Inc.


4.						FOR	AGAINST ALL		ABSTAIN ALL


To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

(4A) Diversification
(4B) Industry Concentration
(4C) Borrowing
(4D) Pledging Assets
(4E) Lending
(4F) Underwriting of Securities
(4G) Margin Purchases
(4H) Real Estate
(4I) Oil, Gas or Other Mineral Exploration
(4J) Short Sales

To vote against a particular proposed change, refer to the proxy statement for the changes applicable to the Fund and write the sub-proposal number on the line below.



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